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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2005

eCollege.com
(Exact name of registrant as specified in its charter)

Delaware	000-28393	84-1351729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 South Monaco Street, Denver, Colorado 80237
(Address of principal executive offices)

Registrant's telephone number, including area code: (303) 873-7400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On February 1, 2005, the Company issued a press release announcing its 2005 financial guidance and long-term outlook. The information contained in the press release dated February 1, 2005 is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

ITEM 8.01. OTHER EVENTS

        On February 1, 2005, Blumenstein/Thorne Information Partners I, L.P. exercised options to purchase 955,760 shares of eCollege Common Stock, at an exercise price of $3.875 per share, for aggregate cash proceeds of $3,703,570. Oakleigh Thorne, Chairman and CEO of eCollege, and Jack Blumenstein, a member of eCollege's Board of Directors, are co-Presidents of the general partner of Blumenstein/Thorne Information Partners I, L.P.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

c)
Exhibits. The following exhibits are furnished with this report.

Exhibit Number	Description
99.1	Press release dated February 1, 2005, "eCollege® Outlines 2005 and Long-Term Financial Guidance"

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2005

eCollege.com
By:	/s/ OAKLEIGH THORNE Oakleigh Thorne, Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 1, 2005, "eCollege® Outlines 2005 and Long-Term Financial Guidance"

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  ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
  ITEM 8.01. OTHER EVENTS
  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX